                            EXHIBIT 21 TO FORM 10-K

                            UMB FINANCIAL CORPORATION

                            Subsidiaries of the Registrant

                                    Subsidiary                Jurisdiction of
                                    ----------                 Organization
                                                              ---------------

Western Missouri Banks
UMB Bank, n.a. (Kansas City)                                        U.S.
UMB Bank, Cass County (Peculiar)                                  Missouri
UMB Bank Northwest (St. Joseph)                                   Missouri


Eastern Missouri and Illinois Banks
UMB Bank of St. Louis, n.a.                                         U.S.
UMB Bank, Northwest (Monroe City)                                 Missouri
UMB First State Bank of Morrisonville (Illinois)                  Illinois


Southwestern Missouri Banks
UMB Bank, Southwest (Springfield)                                 Missouri
UMB Bank, Warsaw                                                  Missouri


Central Missouri Banks
UMB Bank, Boonville                                               Missouri
UMB Bank, Jefferson City                                          Missouri
UMB Bank, North Central (Brookfield)                              Missouri
UMB Bank, Warrensburg                                             Missouri

Colorado Bank
UMB Bank Colorado                                                 Colorado

Kansas Bank
UMB National Bank of America                                        U.S.

Nebraska Bank
UMB Bank Omaha, n.a.                                                U.S.

Oklahoma Bank
UMB Oklahoma Bank                                                 Oklahoma

Banking-Related Subsidiaries
UMB Community Development Corporation                             Missouri
UMB Consulting Services Inc.                                      Missouri
UMB Data Corporation                                              Missouri
UMB Properties, Inc.                                              Missouri
UMB, U.S.A.                                                       Nebraska
UMB Missouri Insurance Company                                    Arizona

Tiered Bank Holding Companies
Valley Bank Holding Co.                                           Colorado
First Sooner Bancshares, Inc.                                     Oklahoma